UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska

68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

4/30

Date of reporting period: 10/31/14

Item 1.  Reports to Stockholders.

Zeo Strategic Income Fund

Class I : ZEOIX

SEMI-ANNUAL REPORT
OCTOBER 31, 2014

1-855-ZEO-FUND
(1-855-936-3863)

Distributed by Northern Lights Distributors, LLC
Member FINRA

Zeo Capital Advisors	1 Montgomery Street, Suite 3450 San Francisco, CA 94104 v. 415.875.5604, f. 347.412.7879

October 31, 2014

Dear Shareholders:

The last six months has been one of significant milestones for the Zeo Strategic Income Fund (the “Fund”). Most notably, the Fund passed its third anniversary on May 31, 2014 and reached an AUM of $100m in June. As most of you have heard from us firsthand, we take pride in being accessible to all of our clients, and we view our relationship with you as a partnership based on shared understanding and mutual fit. We launched the Fund in 2011 with an approach that aims to embrace uncertainty rather than fear it and to serve those investors that value a risk-managed, low-volatility strategy as part of their fixed income portfolios. As we head into the final months of 2014 with a market environment that doesn’t seem to be lacking for uncertainty, we want to take this opportunity to thank you for engaging in the dialogue with us. We look forward to working hard on your behalf and continuing our partnership over the next three years and beyond.

Performance review

The Zeo Strategic Income Fund (the “Fund”) had a total return of +0.83% for the six months ended October 31, 2014. During the same period, the Barclays Capital U.S. Aggregate Bond Indexi (the “Benchmark”) returned +2.35%. Since our last report in April of this year, the markets have been characterized by significant volatility. No one headline is to blame: geopolitical risk, looming US elections, increasingly hawkish language from the Federal Reserve and the Giants World Series victory have all been cited by “experts.”

A lot of digital ink has been spilled by analysts and prognosticators aiming to identify exactly where in various cycles (e.g. credit, housing and economic, to name a few) we might be in an effort to interpret generally positive data as signs of either bubble or boom. Add the complication of record low interest rates, and we can see that the real and financial asset gains that some see as signs of a recovery risk being tripped up by a rise in interest rates triggered by their own success. The Fed is engaged in a great balancing act, with investors running at breakneck speeds from one extreme to the other and back again, interpreting and reacting to each teeter and totter of the scale.

This past summer, that volatility was on full display, resulting in a further decline in interest rates that subsequently drove up the Benchmark and other longer durationii, broad market fixed income measures. Meanwhile, the Fund, with its short duration, value-oriented approach exhibited significantly less sensitivity to the factors that impact traditional fixed income portfolios. In that specific period, this effort to minimize betaiii was

1

not as well-rewarded as it can be in other market environments, such as during the “taper tantrum” in early 2013. However, though we were not entirely immune to market movements, the primary driver of performance in our portfolio remained the stability of the underlying fundamentals of the companies in which we invest. By prioritizing stability and consistency over exposure to tactical risks, we believe both the recent and long-term performance of the Fund is more aligned with the objectives of our shareholders.

Investment outlook

Since the early 1980s, there has been an unprecedented bull market for bonds that has persisted through many market environments to the present day. The 10-year Treasury reached its lowest yieldiv in that span in July 2012. The best performing fixed income managers in that timeframe tended to be those who were skilled at anticipating interest rate moves based on their particular understanding of the economic factors that drove such fluctuations. Managing duration and volatility was less important: a fixed income portfolio has a good chance of positive returns regardless, as the yields earned on bonds were high enough to over come any interest rate sensitivity.

For example, in 1989, a 10-year bond with a 9% yield could break even with a roughly 1% move in interest rates. This same move leads to a loss of around 5% at today’s roughly 2.5% yield. Fixed income managers were rewarded for taking advantage of high yields to passively mitigate the volatility of a core longer-term bond portfolio. They were incentivized to focus time, energy and capital on trying to be on the right side of directional moves in the short-term to outperform competitors positioned the same way. The tailwind of declining interest rates generally bailed them out if they were wrong, allowing a portfolio to appear much better risk-managed than it may have been.

However, today’s fixed income manager is faced with a different challenge. Gone are the days when yield naturally offset volatility. There is still skill involved in trying to predict short-term rate moves in the face of what may be the most widely accepted long-term expectation in history. But we believe that, in contrast to the last three decades, this skill sits second to focusing on actively managing risk and volatility if one is seeking capital preservation and income in a fixed income portfolio. Here at Zeo, we look forward to continuing to take this approach on your behalf in these changing times.

We thank you for your continued support and confidence in our management.

Sincerely,

Venkatesh Reddy	Bradford Cook
Chief Investment Officer	Portfolio Manager

2

[i]	The Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. Unmanaged index returns do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

ii	Duration is a measure of the sensitivity of the price of an investment to a change in interest rates.

iii	Beta is a measure of the correlated volatility of an investment in relation to the volatility of the benchmark to which the investment is being compared.

iv	Yield is the return an investor will realize on a bond purchased at the market price and held until its expected redemption date.

5431-NLD-12/11/2014

3

Zeo Strategic Income Fund

PORTFOLIO REVIEW (Unaudited)

October 31, 2014

The Fund’s performance figures* for the periods ended October 31, 2014, compared to its benchmark:

				Inception** -
Annualized Average Returns:	Six Months	One Year	Three Year	October 31, 2014
Zeo Strategic Income Fund - Class I	0.83%	3.34%	3.81%	3.21%
Barclays Capital U.S. Aggregate Bond Index ***	2.35%	4.14%	2.73%	3.47%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than one year are annualized. The total operating expense ratio (including indirect expenses), as stated in the fee table in the Fund’s Prospectus dated August 28, 2014, is 1.34% for Class I shares. For performance information current to the most recent month-end, please call 1-855-936-3863.

**	Inception date is May 31, 2011.

***	The Barclays Capital U.S. Aggregate Bond Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities. Investors cannot invest directly in an index.

Portfolio Composition as of October 31, 2014	% of Net Assets
Bonds & Notes	71.8%
Term Loans	17.0%
Other, Cash & Cash Equivalents	11.2%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

4

Zeo Strategic Income Fund

PORTFOLIO OF INVESTMENTS (Unaudited)

October 31, 2014

Par Value		Coupon Rate (%)	Maturity	Value
	BONDS & NOTES - 71.8%
	AEROSPACE/DEFENSE - 2.5%
$2,693,000	Esterline Technologies Corp.	7.0000	8/1/2020	$2,827,650

	AUTO PARTS & EQUIPMENT - 3.0%
3,263,000	Allison Transmission, Inc. (a)	7.1250	5/15/2019	3,430,229

	BUILDING MATERIALS - 5.1%
5,664,000	Calcipar SA (a)	6.8750	5/1/2018	5,862,240

	COMMERCIAL SERVICES - 1.2%
842,000	Avis Budget Car Rental LLC (b)	2.9836	12/1/2017	843,095
500,000	FTI Consulting, Inc.	6.7500	10/1/2020	527,500
				1,370,595
	FOOD - 2.0%
2,225,000	Pilgrim’s Pride Corp.	7.8750	12/15/2018	2,319,563

	MACHINERY-DIVERSIFIED - 7.6%
8,360,000	Columbus McKinnon Corp.	7.8750	2/1/2019	8,736,200

	METAL FABRICATE/HARDWARE - 4.8%
5,409,000	Mueller Water Products, Inc.	7.3750	6/1/2017	5,490,135

	MINING - 5.5%
4,000,000	Horsehead Holding Corp. (a)	9.0000	6/1/2017	4,060,000
1,970,000	Horsehead Holding Corp. (a)	10.5000	6/1/2017	2,213,787
				6,273,787
	MISCELLANEOUS MANUFACTURING - 1.2%
1,384,000	Smith & Wesson Holding Corp. (a)	5.8750	6/15/2017	1,425,520

	OFFICE FURNISHINGS - 1.3%
1,493,000	Interface, Inc.	7.6250	12/1/2018	1,553,914

	PACKAGING & CONTAINERS - 11.4%
4,924,000	Graphic Packaging International, Inc.	7.8750	10/1/2018	5,130,808
3,213,000	Packaging Dynamics Corp. (a)	8.7500	2/1/2016	3,237,097
4,518,000	Reynolds Group, Inc.	7.1250	4/15/2019	4,693,072
				13,060,977
	PIPELINES - 4.0%
2,012,000	Sabine Pass LNG LP	7.5000	11/30/2016	2,157,870
2,270,000	Sabine Pass LNG LP (a)	7.5000	11/30/2016	2,423,525
				4,581,395

See accompanying notes to financial statements.

5

Zeo Strategic Income Fund

PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)

October 31, 2014

Par Value		Coupon Rate (%)	Maturity	Value
	RETAIL - 22.2%
$9,961,000	BK Capital Holdings LLC (b)	0.0000	4/15/2019	$9,204,362
7,574,000	Brown Shoe Co., Inc.	7.1250	5/15/2019	7,952,700
2,068,000	Chinos Intermediate Holdings A, Inc. (a,c)	7.7500	5/1/2019	1,985,280
1,970,000	Dillard’s, Inc.	6.6250	1/15/2018	2,147,300
4,113,000	Michaels FinCo, Inc. (a,c)	7.5000	8/1/2018	4,174,695
				25,464,337

	TOTAL BONDS & NOTES (Cost - $82,914,601)			82,396,542

	TERM LOANS - 17.0%
	AEROSPACE/DEFENSE - 2.0%
2,250,000	DAE Aviation Holdings, Inc. (b)	7.7500	8/5/2019	2,252,812

	DIVERSIFIED FINANCIAL SERVICES - 2.0%
2,250,000	Ascensus, Inc. (b)	9.0000	12/2/2020	2,261,250

	ENTERTAINMENT - 4.4%
5,000,000	Lions Gate Entertainment Corp. (b)	5.0000	7/19/2020	5,025,000

	HEALTHCARE SERVICES- 1.7%
1,987,473	Alliance HealthCare Services, Inc. (b)	4.2500	6/3/2019	1,963,872

	INTERNET - 4.4%
4,108,805	Blue Coat Systems, Inc. (b)	4.0000	5/31/2019	4,040,311
1,000,000	Blue Coat Systems, Inc. (b)	9.5000	6/28/2020	998,750
				5,039,061
	SOFTWARE - 2.5%
3,000,000	LANDesk Software, Inc. (b)	8.2500	2/25/2021	2,962,500

	TOTAL TERM LOANS (Cost - $19,723,251)			19,504,495

Shares
	SHORT-TERM INVESTMENTS - 7.1%
	MONEY MARKET FUND - 7.1%
8,163,190	Fidelity Institutional Money Market Government Portfolio, to yield 0.04%
	(Cost - $8,163,190) (d)			8,163,190

See accompanying notes to financial statements.

6

Zeo Strategic Income Fund

PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)

October 31, 2014

Value
TOTAL INVESTMENTS - 95.9% (Cost - $110,801,042) (e )	$110,064,227
OTHER ASSETS LESS LIABILITIES - NET - 4.1%	4,756,041
NET ASSETS - 100.0%	$114,820,268

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. The securities may be resold in transactions exempt from registration to qualified institutional buyers. At October 31, 2014 these securities amounted to $28,812,373 or 25.1% of net assets.

(b)	Variable or step coupon security - interest rate shown reflects the rate currently in effect.

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(d)	Money market fund; interest rate reflects seven-day effective yield on October 31, 2014.

(e)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $110,801,042 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized apprecation:	$312,514
Unrealized depreciation:	(1,049,329)
Net unrealized depreciation:	$(736,815)

See accompanying notes to financial statements.

7

Zeo Strategic Income Fund

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

October 31, 2014

ASSETS
Investment securities:
At cost	$110,801,042
At value	$110,064,227
Receivable for securities sold	2,825,502
Receivable for Fund shares sold	121,272
Interest receivable	1,882,717
Receivable due from litigation proceeds	616
Prepaid expenses and other assets	46,120
TOTAL ASSETS	114,940,454

LIABILITIES
Payable for Fund shares repurchased	14,955
Investment advisory fees payable	96,033
Accrued expenses and other liabilities	9,198
TOTAL LIABILITIES	120,186
NET ASSETS	$114,820,268

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$115,145,109
Undistributed net investment income	233,941
Accumulated net realized gain from security transactions	178,033
Net unrealized depreciation on investments	(736,815)
NET ASSETS	$114,820,268

Net Asset Value Per Share:
Class I Shares:
Net Assets	$114,820,268
Shares of beneficial interest outstanding	11,435,952
Net Asset Value (Net Assets / Shares Outstanding), Offering and Redemption Price Per Share (a)	$10.04

(a)	The Fund may charge a 1.00% fee on redemption of shares held for less than 30 days.

See accompanying notes to financial statements.

8

Zeo Strategic Income Fund

STATEMENT OF OPERATIONS (Unaudited)

For the Six Months Ended October 31, 2014

INVESTMENT INCOME
Interest	$2,488,230

EXPENSES
Investment advisory fees	512,427
Administrative services fees	48,978
Professional fees	19,940
Transfer agent fees	12,547
Registration fees	10,207
Compliance officer fees	8,595
Trustees’ fees and expenses	7,033
Custodian fees	5,040
Printing and postage expenses	3,178
Insurance expense	1,862
Other expenses	1,771
TOTAL EXPENSES	631,578
NET INVESTMENT INCOME	1,856,652

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from security transactions	61,650
Net change in unrealized appreciation (depreciation) of investments	(1,118,438)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,056,788)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$799,864

See accompanying notes to financial statements.

9

Zeo Strategic Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	October 31, 2014	April 30, 2014
	(Unaudited)
FROM OPERATIONS
Net investment income	$1,856,652	$2,137,811
Net realized gain from security transactions	61,650	319,243
Net change in unrealized appreciation (depreciation) of investments	(1,118,438)	(264,791)
Net increase in net assets resulting from operations	799,864	2,192,263

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,794,332)	(2,179,234)
From net realized gains	—	(101,445)
Net decrease in net assets resulting from distributions to shareholders	(1,794,332)	(2,280,679)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	50,370,928	25,550,080
Net asset value of shares issued in reinvestment of distributions to shareholders	1,471,514	1,722,851
Payments for shares redeemed	(7,897,187)	(362,391)
Redemption fee proceeds	37	124
Net increase in net assets from shares of beneficial interest	43,945,292	26,910,664

TOTAL INCREASE IN NET ASSETS	42,950,824	26,822,248

NET ASSETS
Beginning of Period	71,869,444	45,047,196
End of Period*	$114,820,268	$71,869,444
* Includes undistributed net investment income of:	$233,941	$171,621

SHARE ACTIVITY
Shares Sold	4,965,960	2,517,016
Shares Reinvested	146,192	170,741
Shares Redeemed	(779,429)	(35,779)
Net increase in shares of beneficial interest outstanding	4,332,723	2,651,978

See accompanying notes to financial statements.

10

Zeo Strategic Income Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I

	Six Months Ended		Year Ended		Year Ended		Period Ended
	October 31, 2014		April 30, 2014		April 30, 2013		April 30, 2012 (1)
	(Unaudited)
Net asset value, beginning of period	$10.12		$10.12		$10.04		$10.00
Activity from investment operations:
Net investment income (2)	0.19		0.40		0.29		0.19
Net realized and unrealized gain (loss) on investments	(0.11)		0.01		0.11		0.01
Total from investment operations	0.08		0.41		0.40		0.20

Paid-in-Capital from Redemption fees	0.00	(3)	0.00	(3)	—		—

Less distributions from:
Net investment income	(0.16)		(0.39)		(0.29)		(0.16)
Net realized gains	—		(0.02)		(0.03)		—
Total distributions	(0.16)		(0.41)		(0.32)		(0.16)

Net asset value, end of period	$10.04		$10.12		$10.12		$10.04

Total return (4)	0.83	% (5)	4.06%		4.07%		2.03	% (5)

Net assets, end of period (000s)	$114,820		$71,869		$45,047		$32,886

Ratios to average net assets:

Expenses, before waiver or recapture	1.23	% (7)	1.32%		1.40%		1.87	% (7)

Expenses, net waiver or recapture	1.23	% (7)	1.38	% (6)	1.50	% (6)	1.50	% (7)

Net investment income, net waiver or recapture	3.61	% (7)	3.95%		2.84%		2.13	% (7)

Portfolio turnover rate	72	% (5)	173%		95%		108	% (5)

(1)	The Zeo Strategic Income Fund commenced operations on May 31, 2011.

(2)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for each period.

(3)	Less than $0.005 per share.

(4)	Total return shown excludes the effect of applicable redemption fees. Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the Advisor not absorbed a portion of the Fund’s expenses for the period ended April 30, 2012, total return would have been lower.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

(7)	Annualized.

See accompanying notes to financial statements.

11

Zeo Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

October 31, 2014

1.	ORGANIZATION

The Zeo Strategic Income Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks income and moderate capital appreciation. The Fund currently offers the Class I shares, which commenced operations on May 31, 2011. Class I shares are offered at net asset value.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the current bid price on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the current bid price on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third-party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

12

Zeo Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

October 31, 2014

Fair Valuation Process – The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

13

Zeo Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

October 31, 2014

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2014 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Bonds & Notes	$—	$82,396,542	$—	$82,396,542
Term Loans	—	19,504,495	—	19,504,495
Short-Term Investments	8,163,190	—	—	8,163,190
Total	$8,163,190	$101,901,037	$—	$110,064,227

The Fund did not hold any Level 3 securities during the period. There were no transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers between Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolio of Investments for security classifications.

Security Transactions and Related Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Tax – The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

14

Zeo Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

October 31, 2014

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the returns filed for the open tax years 2011 through 2013, or expected to be taken in the Fund’s 201 4 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least quarterly. The Fund will declare and pay net realized capital gains, if any, annually. Dividends to shareholders from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Zeo Capital Advisors, LLC serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Investment Advisory Agreement with the Trust, with respect to the Fund, (the “Advisory Agreement”), the Advisor, under the oversight of the Board, directs the daily operations of the Fund and

15

Zeo Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

October 31, 2014

supervises the performance of administrative and professional services provided by other service providers. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 1.00% on the first $250 million in net assets and 0.75% on assets greater than $250 million. For the six months ended October 31, 2014, the Fund incurred $512,427 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until August 31, 2015, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) do not exceed 1.50% per annum of the Fund’s average daily net assets for Class I shares (the “Expense Limitation”).

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than the Expense Limitation, the Advisor shall be entitled to reimbursement by the Fund, on a rolling three year basis, for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Expense Limitation. If Fund Operating Expenses subsequently exceed the Expense Limitation, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). No amounts will be paid to the Advisor in any fiscal quarter unless the Board determines that reimbursement is in the best interests of the Fund and its shareholders. No further amounts remain available for future reimbursement to the Advisor as of April 30, 2014.

Northern Lights Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of GFS. For the six months ended October 31, 2014, the Distributor received no underwriting commissions.

Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

16

Zeo Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

October 31, 2014

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities and U.S. Government securities, for the six months ended October 31, 2014 amounted to $105,908,107 and $65,242,666, respectively.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the six months ended October 31, 2014, the Class I assessed $37 in redemption fees.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following years was:

	Fiscal Year Ended	Fiscal Year Ended
	April 30, 2014	April 30, 2013
Ordinary Income	$2,259,473	$1,207,395
Long-Term Capital Gain	21,206	25,033
	$2,280,679	$1,232,428

As of April 30, 2014, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Unrealized	Total
Ordinary	Long-Term	Appreciation/	Accumulated
Income	Gains	(Depreciation)	Earnings/(Deficits)
$261,445	$26,559	$381,623	$669,627

17

Zeo Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

October 31, 2014

Permanent book and tax differences, primarily attributable to the tax treatment of contingent convertible debt securities, consent fee payments and non-deductible expenses, resulted in reclassification for the year ended April 30, 2014 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(473)	$202,657	$(202,184)

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

18

Zeo Strategic Income Fund

EXPENSE EXAMPLES (Unaudited)

October 31, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Fund’s
	Account Value	Account Value	During Period*	Annualized
Actual	5/1/14	10/31/14	5/1/14 – 10/31/14	Expense Ratio**
Class I	$1,000.00	$1,008.30	$6.23	1.23%

Hypothetical	Beginning	Ending	Expenses Paid	Fund’s
(5% return before	Account Value	Account Value	During Period*	Annualized
expenses)	5/1/14	10/31/14	5/1/14-10/31/14	Expense Ratio**
Class I	$1,000.00	$1,019.00	$6.26	1.23%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	Annualized.

19

Zeo Strategic Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

October 31, 2014

Zeo Strategic Income Fund* (Adviser-Zeo Capital Advisors, LLC)

In connection with the regular meeting held on March 26-27, 2014, the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Zeo Capital Advisors, LLC (“Zeo”) and the Trust, with respect to the Zeo Strategic Income Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Board noted that Zeo was founded in 2009, currently manages approximately $110 million in assets, and provides clients with investment advisory services in fixed income and alternative portfolio management. The Board reviewed the background information on the key investment personnel who are responsible for servicing the Fund and noted its satisfaction with their level of financial industry experience that encompasses portfolio management and prior hedge fund management, trading, credit research, analysis, finance, audit, operations and compliance. The Trustees noted that in March of 2012, Zeo added a second portfolio manager to the team that provided Zeo with additional depth and experience, which the Board agreed was a benefit to the Fund. The Trustees considered that in October of 2013, Zeo added a third member to the team to head up business development and marketing, which the Board agreed also would be an added benefit to the Fund. The Trustees noted that drawing from their previous experience as hedge fund managers, Zeo’s staff looks for investment opportunities through various methods including market screens and frequent dialogues with active market participants and research analysts, which results in a disciplined and diligent analytic culture allowing for detailed analysis of more complex investment instruments. Recognizing that not all strategy risks can be eliminated, Zeo identified interest rate risk, credit risk, and liquidity risk as the main risks inherent to the fixed income asset class and addressed each to the Board’s satisfaction, explaining that having a short duration portfolio, performing detail oriented value-driven analysis, and maintaining concentration limits on positions that can be easily traded, will help minimize principle loss and reduce volatility. The Trustees noted that Zeo provided compliance with the Fund’s investment limitations and guidelines by performing daily oversight of portfolio position concentrations and monitored the expected returns and durations of investments through the use of its technology infrastructure that stores all investment data that can be easily queried. The Board reviewed Zeo’s broker-dealer selection process and expressed their satisfaction that Zeo’s approach to best execution practices, which included such factors as commission rates, execution efficiency and timing, financial strength and responsiveness of the broker-dealer. The Trustees considered that Zeo reported there were no material compliance or litigation issues since the last advisory contract approval. The Board acknowledged that Zeo is a relatively small advisory firm and is taking a responsible approach to its growth. The Board concluded Zeo will likely continue to provide quality service to the Fund and to the benefit of its shareholders.

Performance. The Trustees evaluated the performance of the Fund, and compared the performance to that of the peer group, the Fund’s benchmark, and the Fund’s Morningstar category. They discussed the fact that the Fund’s one year performance of 4.21% compared well to the peer group and Morningstar category averages of 2.63% and 2.13%, respectively, but that since inception the Fund did not achieve the same level of outperformance due to the Fund’s 2012 results. They discussed Zeo’s conclusion that because the Fund is used by investors as a core fixed income

20

Zeo Strategic Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

October 31, 2014

strategy the Barclays Aggregate Bond Index is a meaningful benchmark, and the Fund has consistently outperformed the benchmark. They also discussed Zeo’s emphasis on risk management, and that some underperformance in bull markets is not unexpected. The Trustees concluded that based on such comparisons, the mean return for the Fund was reasonable. The Trustees reviewed the Fund’s MPT statistics and noted that the Fund’s standard deviation was significantly lower than its benchmark and Morningstar category. The Trustees agreed that this result indicated that the Fund is achieving low volatility and high risk-adjusted returns as intended. Based on these factors, the Trustees concluded that the Fund’s performance was acceptable.

Fees and Expenses. The Trustees noted that the current advisory fee of 1.00% was higher than the peer group average of 0.87% and significantly higher than the Morningstar category average of 0.60%. The Trustees considered, however, that most of the funds in the peer group were larger in asset size than the Fund, and that the Fund’s advisory fee drops to 0.75% for assets over $250 million. Moreover, the Board considered that the advisory fee was significantly below the highest fee of the peer group and the Morningstar category. The Board further noted that the Fund’s net expense ratio of 1.52% was lower than the peer group and Morningstar category averages and well within the range of fees charged by Funds in those categories. The Trustees noted that while the advisory fee was higher than that reported for some separate accounts, they acknowledged that Zeo’s newer separate accounts are charged a fee that is higher than the Fund’s advisory fee. Based on these factors, the Trustees concluded that the Fund’s fees and expenses were reasonable.

Economies of Scale. The Trustees considered whether economies of scale would be realized by Zeo with respect to management of the Fund. They noted that there is a breakpoint in place when the Fund reaches $250 million in assets, and that the breakpoint was a meaningful reduction to a fee of 0.75%. The Board concluded that this previously negotiated breakpoint is appropriate and in the best interests of shareholders.

Profitability. The Trustees considered the profits realized by Zeo in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the services provided to the Fund. They reviewed the profitability analysis provided by Zeo and agreed that profits, both in terms of actual dollars and as a percent of total revenue, were reasonable and not excessive based on the level of service provided by Zeo.

Conclusion. Having requested and received such information from Zeo as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of Zeo Strategic Income Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

21

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
22

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.
23

This Page Intentionally Left Blank.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-936-3863 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-936-3863.

INVESTMENT ADVISOR

Zeo Capital Advisors, LLC

1 Montgomery Street, Suite 3450
San Francisco, CA 94104

ADMINISTRATOR

Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

1/6/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

1/6/15

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

1/6/15